                                                                               .
                                                                               .
                                                                               .

                                                                    Exhibit 10.2

          Confidential Materials omitted and filed separately with the

         Securities and Exchange Commission. Asterisks denote omissions.

            AWARD/CONTRACT                1.   THIS CONTRACT IS A RATED ORDER   RATING                            PAGE OF PAGES
                                               UNDER DPAS (15 CFR 350)          DO-C9(U)                            1   |   14

2.   CONTRACT (PROC. INST. IDENT.) NO.    3.   EFFECTIVE DATE                 4.   REQUISITION/PURCHASE REQUEST/PROJECT NO.
     N00014-05-C-0384                          SEE BLOCK 20.C.                     05PR09436-00

     ISSUED BY                            CODE N00014        6.   ADMINISTERED BY (if other than item 5)          CODE S3915A
     OFFICE OF NAVAL RESEARCH                                     DCM Philadelphia
     ONR 254 Brian Murphy (703)696-0030                           PO Box 11427
     E-mail: brian_murphy@onr.navy.mil                            700 Robbins Avenue, Bldg. 4A
     875 North Randolph St. Suite 1425                            Philadelphia, PA 19111-0427
     Arlington VA 22203-1995

7.   NAME AND ADDRESS OF CONTRACTOR (No., street, city, country, State and ZIP Code)   8.   DELIVERY
                                                                                       [ ] FOB ORIGIN   [ ] OTHER (see below)
     Ocean Power Technologies, Inc.
     1590 Reed Road                                                                    9.   DISCOUNT FOR PROMPT PAYMENT
     Pennington, NJ 08534                                                              N.A.

                                                                                       10. SUBMIT INVOICES       ITEM
                                                                                       (4 copies unless          See Section G.
                                                                                       otherwise specified) TO
CODE 043P7                                     FACILITY CODE                           THE ADDRESS SHOWN IN:

11.  SHIP TO/MARK FOR                     CODE N00014        12.  PAYMENT WILL BE MADE BY                         CODE HQ0337
     OFFICE OF NAVAL RESEARCH                                     DFAS COLUMBUS CENTER DFAS
     Attn: Code 334, Paula Furman                                 CO NORTH ENTITLEMENT OPERATIONS
     875 North Randolph St. Suite 1425                            PO BOX 182266
     Arlington VA 22203-1995                                      COLUMBUS, OH 43218-2266

13.  AUTHORITY FOR USING OTHER THAN FULL AND OPEN            14.  ACCOUNTING AND APPROPRIATION DATA
     COMPETITION
     [ ] 10U.S.C.2304(c)( )  [ ] 41U.S.C.253(C)( )                SEE ATTACHED FINANCIAL ACCOUNTING DATA (FAD) SHEET(S)

     15A. ITEM NO.           15B. SUPPLIES/SERVICES          15C. QUANTITY   15D. UNIT   15E. UNIT PRICE   15F. AMOUNT

                See Section B of Schedules

                                                                     15G. TOTAL AMOUNT OF CONTRACT   See Section B. of Schedule

                                                     16. TABLE OF CONTENTS

                                                                                                                         PAGE(S
(X)   SEC.                                         PAGE(S)   (X)   SEC.                   DESCRIPTION                      (X)
---   ----                                         -------   ---   ----                   -----------                    ------
                   PART I - THE SCHEDULE                                         PART II - CONTRACT CLAUSES
(X)     A  SOLICITATION/CONCTRACT FORM                2      (X)   I    CONTRACT CLAUSES                                  7-14
(X)     B  SUPPLIES OR SERVICES AND PRICES/COSTS      2           PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
(X)     C  DESCRIPTION/SPECS./WORK STATEMENT          2      (X)   J    LIST OF ATTACHMENTS                                14
(X)     D  PACKAGING AND MARKING                      2                  PART IV - REPRESENTATIONS AND INSTRUCTIONS
(X)     E  INSPECTION AND ACCEPTANCE                  2      (X)   K    REPRESENTATIONS, CERTIFICATIONS                    14
(X)     F  DELIVERIES OR PERFORMANCE                  3                 AND OTHER STATEMENTS OF
(X)     G  CONTRACT ADMINISTRATION DATA              3-5                OFFERORS
(X)     H  SPECIAL CONTRACT REQUIREMENTS             6-7     [ ]   L    INSTRS., CONDS., AND NOTICES TO
                                                                        OFFERORS
                                                             [ ]   M    EVALUATION FACTORS FOR AWARD

                             CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17.  [ ] CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is    18.  [ ] AWARD (Contractor is not required to sign this
     required to sign this document and return 2 copies to        document.) Your offer on Solicitation Number ______,
     issuing office.) Contractor agrees to furnish and            including the addition or changes made by you which
     deliver all items or perform all the services set            additions or changes are set forth in full above,
     forth or otherwise identified above and on any               is hereby accepted as to items listed above and on
     continuation sheets for the consideration stated             any continuation sheets. This award consummates the
     herein. The rights and obligations of the parties to         contract which consists of the following documents:
     this contract shall be subject to and governed by the        (a) the Government's solicitation and your offer,
     following documents: (a) this award/contract, (b) the        and (b) this award/contract. No further document is
     solicitation, if an, and (c) such provisions,                necessary.
     representations, certifications, and specifications,
     as are attached or incorporated by reference herein.
     (Attachments are listed herein.)

19A. NAME AND TITLE OF SIGNER (Type or print)                20A. NAME OF CONTRACTING OFFICER
     Charles F. Dunleavy                                          R. Brian Bradley
     C.F.O.                                                       Contracting Officer

19B. NAME OF CONTRACTOR                   19C. DATE SIGNED   20B. UNITES STATES OF AMERICA                     20C. DATE SIGNED


BY /s/ Charles F. Dunleavy                20 Sept 2005       BY /s/ R. Brian Bradley                           SEP 20 2005
   ------------------------------------                         --------------------------------------------
   (Signature of person authorized to sign)                     (Signature of Contracting Officer)

NSN 7540-01-152-8069                                      26-  107                                 STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE                                                                                     Prescribed by GSA
                                                                                                        FAR (48 CFR) 53.214 (a)

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

                                                                                 TOTAL
                                                        ESTIMATED   FIXED   ESTIMATED COST
ITEM NO.                SUPPLIES/SERVICES                  COST      FEE      & FIXED FEE
--------   ------------------------------------------   ---------   -----   ---------------
0001       The Contractor shall furnish the necessary     $[**]     $[**]      $2,799,405
           personnel and facilities to conduct the
           research effort as described in Section C
           and provide reports and data in accordance
           with Exhibit A.

000101     ACRN: AA
           $2,799,405

TOTAL ESTIMATED CONTRACT CONSIDERATION:                   $[**]     $[**]      $2,799,405

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

1. The research effort to be performed hereunder shall be subject to the requirements and standards contained in Exhibit A and the following paragraph(s).

2. The Contractor shall conduct the research effort under CLIN 0001, submitted under Topic Number N95-074, in accordance with Attachment Number 1, entitled "Statement of Work".

SECTION D - PACKAGING AND MARKING

Preservation, packaging, packing and marking of all deliverable contract line items shall conform to normal commercial packing standards to assure safe delivery at destination.

All reports, briefs, technical documents, etc. submitted to the Government under this contract should contain the following legend:

                            SBIR or STTR DATA RIGHTS

     Topic Number: __________________________________

     Contract No.: __________________________________

     Contractor Name: _______________________________

     Contractor Address: ____________________________

The Government's rights to use, modify, reproduce, release, perform, display, or disclose technical data or computer software marked with this legend are restricted as provided in paragraph (b)(4) of DFARS 252-227-7018, Rights in Noncommercial Technical Data and Computer Software--Small Business Innovative Research (SBIR) Program.

SECTION E - INSPECTION AND ACCEPTANCE

Inspection and acceptance of the final delivery under this contract will be accomplished by the Program Officer designated in Section F of this contract, who shall have thirty (30) days after contractual delivery for acceptance.

Contract Number: N00014-05-C-0384

SECTION F - DELIVERIES OR PERFORMANCE

1. The research effort performed under CLIN 0001 shall be conducted from date of contract award through 31 March 2007.

2. Distribution, consignment and marking instructions for all contract line items shall be in accordance with Enclosure Number 1 of Exhibit A. The address for the cognizant Program Officer is as follows:

          Program Officer
          Office of Naval Research
          875 North Randolph St. Suite 1425
          Arlington, Virginia 22203-1995
          Attn: Paula Furman Code: 334
          Ref: Contract N00014-05-C-0384

SECTION G - CONTRACT ADMINISTRATION DATA (02/14/05)

1.   PAYMENT AND INVOICE INSTRUCTIONS (COST REIMBURSEMENT)

     1.1  SUBMISSION OF INVOICES

PAYMENT AND INVOICE INSTRUCTIONS (COST TYPE)

The Office of Naval Research will utilize the new DoD Wide Area Workflow Receipt and Acceptance (WAWF) system. This web based system located at https://wawf.eb.mil provides the technology for government contractors and authorized Department of Defense (DoD) personnel to generate, capture and process receipt and payment-related documentation in a paperless environment. Invoices for supplies/services rendered under this contract shall be submitted electronically through WAWF. Submission of hard copy DD250/Invoice/Public Vouchers (SF1034) will no longer be accepted for payment.

It is recommended that the person in your company designated as the Central Contractor Registration (CCR) Electronic Business (EB) Point of Contact and anyone responsible for the submission of invoices, use the online training system for WAWF at http://wawftraining.com. The Vendor, Group Administrator
(GAM), and sections marked with an asterisk in the training system should be reviewed. Vendor Quick Reference Guides are also available at http://www.acquisition.navy.mil/navyaos/content/view/full/3521/). The most useful guides are "Getting Started for Vendors", "WAWF Vendor Guide", and "Creating a Cost Voucher Invoice."

The designated CCR EB point of contact is responsible for activating the company's CAGE code on WAWF by calling 1-866-618-5988. Once the company is activated, the CCR EB will self-register on the WAWF and follow the instructions for a group administrator. After the company is set-up on WAWF, any additional persons responsible for submitting invoices must self-register at the WAWF HTTPS://WAWF.EB.MIL.

The following required information should automatically fill-in via WAWF; if it does not fill-in, include the following:

Issue By DODAAC: N00014 Admin DODAAC: [Use the 6 character "ADMINISTERED BY" CODE as listed on page one of the award document]

Pay DODAAC: [Use the 6 character "PAYMENT WILL BE MADE BY" CODE as listed on page one of the award document]

Contract Number: N00014-05-C-0384

Fill-in the following additional information:

DCAA Auditor DODAAC: [Look up via the AUDIT OFFICE LOCATOR at http://www.dcaa.mil. If you encounter any problems finding your cognizant audit office, write to dcaaweb@dcaa.mil or call ONR's DCAA liaison at (703)696-2603] Service Approver DODAAC: N00014

The following additional information may need to be filled in:

LPO DODAAC: N00014 (Note - this line is required only when the "PAYMENT WILL BE MADE BY" DODAAC begins with an 'N')

After self-registering and logging on to the WAWF system, click on the plus sign next to the word "Vendor" and then click on the "Create New Document" link. Enter the contract number, cage code, and Pay DODAAC (above) and hit submit. Select the "Cost Voucher" invoice type within WAWF-RA. This type of invoice fulfills any requirement for submission of the Material Inspection and Receiving Report, DD Form 250. Back up documentation, 5MB limit, can be included and attached to the invoice in WAWF under the "Misc Info" tab. Fill-in all applicable information under each tab.

Take special care when you enter Line Item information - the Line Item tab is where you will detail your request for payment and material/services that were provided based upon the contract. Be sure to fill in the following two informational items exactly as they appear in the contract:

Item Number: If the contract schedule has more than one ACRN listed as sub items under the applicable Contract Line Item Number (CLIN), use the 6 character separately identified Sub Line Item Number (SLIN) (e.g. - 0001AA) or Informational SLIN (e.g. - 000101), otherwise use the 4 character CLIN (e.g. -
0001).

ACRN: Fill-in the applicable 2 alpha character ACRN that is associated with the SLIN or CLIN. (Note - DO NOT INVOICE FOR MORE THAN IS STILL AVAILABLE UNDER ANY
ACRN).

Special Payment Instructions for CLIN/SLINs with Multiple ACRNs/Lines of
Accounting: (Note - since WAWF does not accept the use of multiple ACRNs for any single CLIN or SLIN on one invoice; multiple invoices may have to be used - use the WAWF "Line Item" "Description" area to note the use of multiple invoices). For all invoices submitted against CLINs with multiple Accounting Classification Reference Numbers (ACRNs), the billing shall be paid from the earliest Fiscal Year (FY) appropriation first. Fiscal Year is determined from the 3rdcharacter in the "Appropriation (Critical)" part (Block 6B) of the Line of Accounting on the Financial Accounting Data Sheet of the contract (e.g., 1741319 for FY 2004 and 1751319 for FY 2005). In the event there are multiple ACRNs with the same FY of appropriation, billings shall be proportionally billed to all ACRNs for that FY in the same ratio that the ACRNs are obligated.

After all required information is included, click on the "Submit" button under the "Header" tab.

Helpful Note: Shipment Number format should be three alpha and 4 numeric (e.g., SER0001).

Note: The contractor shall submit invoices for payment per contract terms and the Government shall process invoices for payment per contract terms.

If you have any questions regarding the WAWF, please contact the DoN WAWF Assistance Line at 1-866-618-5988.

Contract Number: N00014-05-C-0384

     1.2  PAYMENT OF ALLOWABLE COSTS AND FIXED FEE

     As consideration for the proper performance of the work and services required under this contract, the Contractor shall be paid as follows:

     (a) Costs, as provided for under the contract clause entitled "Allowable Cost and Payment," shall not exceed the amount set forth as "Estimated Cost" in Section B, and is subject to the contract clause entitled "Limitation of Cost" or "Limitation of Funds" whichever is applicable.

     (b) A fixed fee, in the amount set forth as 'Fixed Fee' in Section B, in accordance with the contract clause FAR 52.216-8 "Fixed Fee", shall be paid upon completion of the work and services required under this contract and upon final acceptance by the Contracting Officer. However, the Contractor, shall bill on each voucher the amount of the fee bearing the same percentage to the total fixed fee as the amount of cost billed bears to the total estimated cost not to exceed the amount set forth as "Fixed Fee" in Section B. The total fixed fee billed, shall not exceed the total fixed fee specified in Section B and is subject to the contract clause entitled "Limitation of Cost" or "Limitation of Funds" whichever applies.

     (c) In accordance with FAR 52.216-8, and in order to protect the Government's interest, the Contractor is hereby directed to withhold 10% of the fixed fee amount as set forth in Section B or until a reserve is set aside in the amount of $100,000, whichever is less. The Administrative Contracting Officer shall release 75% of the fixed fee reserve upon acceptance of the final deliverables identified in Section F of this contract. The remainder 25% of the fixed fee reserve will be released after completion of any final audits, submission of the final patent and royalty reports and if the contractor is not delinquent in submitting final vouchers for prior years' settlements.

2.   PROCURING OFFICE REPRESENTATIVES

     (a) In order to expedite administration of this contract, the Administrative Contracting Officer should direct inquiries to the appropriate office listed below. Please do not direct routine inquiries to the person listed in Item 20A on Standard Form 26.

     Contract Negotiator - Brian K. Murphy, ONR 0254, (703) 696-0030, DSN 426-0030, E-Mail Address: brian_murphy@onr.navy.mil

     Inspection and Acceptance - Dr. Paula Furman, (703) 588-1077, DSN 425-1077, E-Mail Address: Paula_Furman@onr.navy.mil

     Security Matters - Ms. Sheila Neal, ONR 43, (703) 696-8177, DSN 426-8177

     Patent Matters - Mr. Tom McDonnell, ONR 00CC, (703) 696-4000, DSN 426-4000.

     (b) The Administrative Contracting Officer will forward invention disclosures and reports directly to Corporate Counsel (Code 00CC), Office of Naval Research, Department of the Navy, 875 North Randolph St. Suite 1425, Arlington, VA 22203-1995. The Corporate Counsel will return the reports along with a recommendation to the Administrative Contracting Officer. The Corporate Counsel will represent the Contracting Officer with regard to invention reporting matters arising under this contract.

3.   TYPE OF CONTRACT

This is a cost-plus-fixed-fee completion contract.

Contract Number: N00014-05-C-0384

SECTION H - SPECIAL CONTRACT REQUIREMENTS

1.   ONR 5252.235-9714 REPORT PREPARATION (FEB 2002)

Scientific or technical reports prepared by the Contractor and deliverable under the terms of this contract will be prepared in accordance with format requirements contained in ANSI/NISO Z39.18-1995, Scientific and Technical
Reports: Elements, Organization, and Design.

[NOTE: All NISO American National Standards are available as free, downloadable PDF(s) at http://www.niso.org/standards/index.html. NISO standards can also be purchased in hardcopy form from NISO Press Fulfillment, P. O. Box 451, Annapolis Junction, MD 20701-0451 USA. Telephone U.S. and Canada: (877) 736-6476; Outside the U.S. and Canada: 301-362-6904; Fax: 301-206-9789.]

2.   INVENTION DISCLOSURES AND REPORTS

The Contractor shall submit all invention disclosures and reports required by the Patent Rights clause of this contract to the Administrative Contracting Officer (ACO). The ACO (Refer to Block 6 of the SF Form 26 for POC information) will forward invention disclosures and reports directly to Corporate Counsel (Code 00CC), Office of Naval Research, Department of the Navy, Arlington, VA 22203. Corporate Counsel will return the reports along with a recommendation to the ACO. Corporate Counsel represents the Contracting Officer regarding invention reporting matters arising under this contract.

3.   ELECTRONIC SUBMISSION OF INTERIM AND FINAL REPORTS

     In addition to the complete hard copy of the fourth status report (which should be at the end of the first year) and the Final Report, the contractor shall provide a NONPROPRIETARY summary of these reports directly to the Navy SBIR/STTR Web Welcome page at www.navysbir.com. To submit these reports, select Submission, then select Submit a Phase I or II Summary Report, then select Begin Submission Process. Enter your firm name and the password used to submit proposals to the DoD Proposal Submission website. Select Summary Report and Add a New Report. Follow the remaining instructions given on the submission website.

     ONR 5252.242-9718 TECHNICAL DIRECTION (FEB 2002)

     (a) Performance of the work hereunder is subject to the technical direction of the Program Officer/COR designated in this contract, or duly authorized representative. For the purposes of this clause, technical direction includes the following:

          (1) Direction to the Contractor which shifts work emphasis between work areas or tasks, requires pursuit of certain lines of inquiry, fills in details or otherwise serves to accomplish the objectives described in the statement of work;

          (2) Guidelines to the Contractor which assist in the interpretation of drawings, specifications or technical portions of the work description.

     (b) Technical direction must be within the general scope of work stated in the contract. Technical direction may not be used to:

          (1)  Assign additional work under the contract;

          (2) Direct a change as defined in the contract clause entitled "Changes";

Contract Number: N00014-05-C-0384

          (3) Increase or decrease the estimated contract cost, the fixed fee, or the time required for contract performance;

          (4) Change any of the terms, conditions or specifications of the contract.

     (c) The only individual authorized to in any way amend or modify any of the terms of this contract shall be the Contracting Officer. When, in the opinion of the Contractor, any technical direction calls for effort outside the scope of the contract or inconsistent with this special provision, the Contractor shall notify the Contracting Officer in writing within ten working days after its receipt. The Contractor shall not proceed with the work affected by the technical direction until the Contractor is notified by the Contracting Officer that the technical direction is within the scope of the contract.

     (d) Nothing in the foregoing paragraphs may be construed to excuse the Contractor from performing that portion of the work statement which is not affected by the disputed technical direction.

     ONR 5252.237-9705 KEY PERSONNEL (DEC 88)

     (a) The Contractor agrees to assign to the contract tasks those persons whose resumes were submitted with its proposal and who are necessary to fulfill the requirements of the contract as "key personnel". No substitutions may be made except in accordance with this clause.

     (b) The Contractor understands that during the first ninety (90) days of the contract performance period, no personnel substitutions will be permitted unless these substitutions are unavoidable because of the incumbent's sudden illness, death or termination of employment. In any of these events, the Contractor shall promptly notify the Contracting Officer and provide the information described in paragraph (c) below. After the initial ninety (90) day period the Contractor must submit to the Contracting Officer all proposed substitutions, in writing, at least (30) days in advance ( (45) days if security clearance must be obtained) of any proposed substitution and provide the information required by paragraph (c) below.

     (c) Any request for substitution must include a detailed explanation of the circumstances necessitating the proposed substitution, a resume for the proposed substitute, and any other information requested by the Contracting Officer. Any proposed substitute must have qualifications equal to or superior to the qualifications of the incumbent. The Contracting Officer or his/her authorized representative will evaluate such requests and promptly notify the Contractor in writing of his/her approval or disapproval thereof.

     (d) In the event that any of the identified key personnel cease to perform under the contract and the substitute is disapproved, the contract may be immediately terminated in accordance with the Termination clause of the contract.

The following are identified as key personnel: [**]

SECTION I - CONTRACT CLAUSES

Cost-Plus-Fixed Fee (SBIR-STTR phase I/II) (August 29, 2005)

*    Applies when contract action exceeds $10,000

**   Applies when contract action exceeds $100,000

+    Applies when contract action exceeds $500,000

++ Applies when contract action exceeds $500,000 and subcontracting possibilities exist. Small Business Exempt.

x    (DD 250)

Contract Number: N00014-05-C-0384

All clauses in the Section (A) Tables are required clauses and are applicable, or are applicable at the specified thresholds as designated in accordance with the legend listed above.

(A)  FAR 52.252-02 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/

I.   FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

**   FAR 52.202-1         Definitions (JUL 2004)
**   FAR 52.203-3         Gratuities (APR 1984)
**   FAR 52.203-5         Covenant Against Contingent Fees (APR 1984)
**   FAR 52.203-6         Restrictions on Subcontractor Sales to the Government (JUL
                          1995)
**   FAR 52.203-7         Anti-Kickback Procedures (JUL 1995)
**   FAR 52.203-8         Cancellation, Rescission, and Recovery of Funds for
                          Illegal or Improper Activity (JAN 1997)
**   FAR 52.203-10        Price or Fee Adjustment for Illegal or Improper Activity
                          (JAN 1997)
**   FAR 52.203-12        Limitation on Payments to Influence Certain Federal
                          Transactions (JUN 2003)
**   FAR 52.204-4         Printing/Copying Double-Sided on Recycled Paper (AUG
                          2000)
     FAR 52.204-7         Central Contractor Registration (OCT 2003)
     FAR 52.211-15        Defense Priority and Allocation Requirements (SEP 1990)
**   FAR 52.215-2         Audit and Records - Negotiation (JUN 1999) and Alternate II
                          (APR 1998) (Alternate II is only applicable with cost
                          reimbursement contracts with State and local Governments,
                          educational institutions, and other non-profit
                          organizations.)
     FAR 52.215-8         Order of Precedence - Uniform Contract Format (OCT 1997)
+    FAR 52.215-10        Price Reduction for the Defective Cost or Pricing Data (OCT
                          1997) (The provisions of this Clause have been waived by a joint Determination and Findings for the prime contractor
                          only.  The clause is applicable to subcontracts over
                          $550,000.)
+    FAR 52.215-12        Subcontractor Cost or Pricing Data (OCT 1997)
                          (Applicable to subcontracts over $550,000 only)
**   FAR 52.215-14        Integrity of Unit Prices (OCT 1997) and Alternate I (OCT
                          1997) (Alternate I is applicable if the action is
                          contracted under Other Than Full and Open Competition)
+    FAR 52.215-15        Pension Adjustments and Asset Reversions (OCT 2004)
     FAR 52.215-17        Waiver of Facilities Capital Cost of Money (OCT 1997)
+    FAR 52.215-18        Reversion or Adjustment of Plans for Postretirement
                          Benefits (PRB) Other than Pensions (JUL 2005)

Contract Number: N00014-05-C-0384

+    FAR 52.215-19        Notification of Ownership Changes (OCT 1997)
                          (Applicable when Cost or Pricing Data is required)
     FAR 52.216-7         Allowable Cost and Payment (DEC 2002)
     FAR 52.216-8         Fixed Fee (MAR 1997)
**   FAR 52.219-4         Notice of Price Evaluation Preference for HUB zone
                          Small Business Concerns (JUL 2005)
     FAR 52.219-6         Notice of Total Small Business Set-Aside (JUN 2003)
**   FAR 52.219-8         Utilization of Small Business Concerns (MAY 2004)
++   FAR 52.219-9         Small Business Subcontracting Plan (JUL 2005)
**   FAR 52.219-14        Limitations on Subcontracting (DEC 1996)
++   FAR 52.219-16        Liquidated Damages - Subcontracting Plan (JAN 1999)
     FAR 52.222-1         Notice to the Government of Labor Disputes (FEB 1997)
**   FAR 52.222-2         Payment for Overtime Premiums (JUL 1990) (Note: The word
                          "zero" is inserted in the blank space indicated by an
                          asterisk)
     FAR 52.222-3         Convict Labor (JUN 2003) (Reserved when FAR
                          52.222-20 Walsh Healy Public Contracts Act is
                          applicable)
**   FAR 52.222-4         Contract Work Hours and Safety Standards Act
                          -Overtime Compensation (JUL 2005)
     FAR 52.222-21        Prohibition of Segregated Facilities (FEB 1999)
     FAR 52.222-26        Equal Opportunity (APR 2002)
*    FAR 52.222-35        Equal Opportunity for Special Disabled Veterans,
                          Veterans of the Vietnam Era, and Other Eligible
                          Veterans (DEC 2001)
*    FAR 52.222-36        Affirmative Action for Workers with Disabilities (JUN
                          1998)
*    FAR 52.222-37        Employment Reports on Special Disabled Veterans,
                          Veterans of the Vietnam Era, and Other Eligible Veterans
                          (DEC 2001)
**   FAR 52.223-14        Toxic Chemical Release Reporting (AUG 2003)
     FAR 52.225-13        Restrictions on Certain Foreign Purchases (MAR 2005)
     FAR 52.225-16        Sanctioned European Union Country Services (FEB 2000)
**   FAR 52.227-1         Authorization and Consent (JUL 1995) and Alternate I (APR
                          1984)
**   FAR 52.227-2         Notice and Assistance Regarding Patent and Copyright
                          Infringement (AUG 1996)
     FAR 52.227-20        Rights in Data - SBIR Program (MAR 1994)
     FAR 52.228-7         Insurance Liability to Third Persons (MAR 1996) (Further
                          to paragraph (a)(3), unless otherwise stated in this
                          contract, types and limits of insurance required are as
                          stated in FAR 28.307-2)
     FAR 52.232-9         Limitation on Withholding of Payments (APR 1984)
**   FAR 52.232-17        Interest (JUN 1996)
     FAR 52.232-23        Assignment of Claims (JAN 1986) and Alternate I (APR 1984)

Contract Number: N00014-05-C-0384

     FAR 52.232-25        Prompt Payment (OCT 2003) and Alternate I (FEB 2002) (The
                          words "the 30th day" are inserted in lieu of "the 7th day"
                          at (a)(5)(i).  [When Alternate I is applicable (a)(5)(i)
                          does do not apply] [USE ALTERNATE I WHEN AWARDING A COST
                          REIMBURSEMENT CONTRACT FOR SERVICES]
     FAR 52.232-33        Payment by Electronic Funds Transfer - Central
                          Contractor Registration (OCT 2003)
     FAR 52.233-1         Disputes (JULY 2002)
     FAR 52.233-3         Protest After Award (AUG 1996) and Alternate I (JUN 1985)
     FAR 52.242-1         Notice of Intent to Disallow Costs (APR 1984)
 +   FAR 52.242-3         Penalties for Unallowable Costs (MAY 2001)
     FAR 52.242-4         Certification of Final Indirect Costs (JAN 1997)
**   FAR 52.242-13        Bankruptcy (JUL 1995)
     FAR 52.242-15        Stop Work Order (AUG 1989) and Alternate I (APR 1984)
     FAR 52.243-2         Changes -- Cost-Reimbursement (Aug. 1987) and
                          Alternate V (APR 1984)
     FAR 52.244-2         Subcontracts (MAY 2005) and Alternate I (AUG 1998)
**   FAR 52.244-5         Competition in Subcontracting (DEC 1996)
     FAR 52.244-6         Subcontracts for Commercial Items and Commercial
                          Components (DEC 2004)
     FAR 52.245-5         Government Property (Cost-Reimbursement,
                          Time-and-Materials, or Labor-Hour Contracts) (May 2004)
                          and ALT I (JUN 2003) (As modified by DoD Class Deviation
                          99-00008 dated 13 July 1999) (ALT I is applicable if the
                          contractor is a nonprofit organization whose primary
                          purpose is the conduct of scientific research)
     FAR 52.246-9         Inspection of Research and Development (Short Form) (Apr
                          1984)
     FAR 52.246-23        Limitation of Liability (FEB 1997)
**   FAR 52.247-64        Preference for Privately Owned U.S. Flag Commercial
                          Vessels (APR 2003)
     FAR 52.249-6         Termination (Cost-Reimbursement) (May 2004)
     FAR 52.249-14        Excusable Delays (APR 1984)
     FAR 52.251-1         Government Supply Sources (APR 1984)
     FAR 52.253-1         Computer Generated Forms (JAN 1991)

II.  DEPARTMENT OF DEFENSE FAR SUPPLEMENTAL (DFARS) (48 CFR CHAPTER 2) CLAUSES:

**   DFARS 252.203-7001   Prohibition On Persons Convicted of Fraud or Other
                          Defense-Contract-Related Felonies (DEC 2004)
     DFARS 252.204-7003   Control of Government Work Product (APR 1992)
     DFARS 252.204-7004   Alternate A (NOV 2003)
**   DFARS 252.209-7004   Subcontracting with Firms That Are Owned or Controlled
                          by the Government of a Terrorist Country (MAR 1998)
+    DFARS 252.215-7000   Pricing Adjustments (DEC 1991)

Contract Number: N00014-05-C-0384

++   DFARS 252.219-7003   Small, Small Disadvantaged and Women-owned Small Business
                          Subcontracting Plan (DoD Contracts) (APR 1996)
     DFARS 252.225-7004   Reporting of Contract Performance Outside the United
                          States (JUN 2005)
**   DFARS 252.225-7012   Preference for Certain Domestic (JUN 2004)
     DFARS 252.225-7031   Secondary Arab Boycott of Israel (JUN 2005)
     DFARS 252.227-7016   Rights In Bid Or Proposal Information (JUN 1995)
     DFARS 252-227-7017   Identification And Assertion Of Use, Release, Or
                          Disclosure Restrictions (JUN 1995)
     DFARS 252.227-7018   Rights In Noncommercial Technical Data And
                          Computer Software--Small Business Innovation
                          Research (SBIR) Program (JUN 1995)
     DFARS 252.227-7019   Validation Of Asserted Restrictions -- Computer
                          Software (JUN 1995)
     DFARS 252.227-7025   Limitations on the Use or Disclosure of
                          Government-Furnished Information Marked with Restrictive
                          Legends (JUN 1995)
     DFARS 252.227-7028   Technical Data or Computer Software Previously
                          Delivered to the Government (JUN 1995)
     DFARS 252.227-7030   Technical Data - Withholding of Payment (MAR 2000)
     DFARS 252.227-7037   Validation of Restrictive Markings on Technical Data (SEP
                          1999)
     DFARS 252.231-7000   Supplemental Cost Principles (DEC 1991)
     DFARS 252.232-7003   Electronic Submissions of Payment Requests (JAN 2004)
     DFARS 252.235-7002   Animal Welfare (DEC 1991)
     DFARS 252.235-7011   Final Scientific or Technical Report (NOV 2004)
     DFARS 252.242-7000   Post-Award Conference (DEC 1991)
**   DFARS 252.243-7002   Requests for Equitable Adjustment (MAR 1998)
     DFARS 252.245-7001   Reports of Government Property (MAY 1994)
X    DFARS 252.246-7000   Material Inspection and Receiving Report (MAR 2003)
**   DFARS 252.247-7023   Transportation of Supplies by Sea (MAY 2002)
     DFARS 252.247-7024   Notification of Transportation of Supplies by Sea (MAR 2000)
                          (Applicable when the Contractor has made a negative response to the inquiry in the representation at DFARS 252.247-7022.)
     DFARS 252.251-7000   Ordering from Government Supply Sources (NOV 2004)

(B)  ADDITIONAL FAR AND DFARS CLAUSES

     This contract incorporates one or more clauses by reference as indicated by the mark of (X), with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/

Contract Number: N00014-05-C-0384

     FAR 52.204-2         Security Requirements (AUG 1996) (Applicable if contract
                          will generate or require access to classified information
                          and DD Form 254, Contract Security Classification
                          Specification, is issued to the contractor)
X    FAR 52.209-6         Protecting the Government's Interest when Subcontracting
                          with Contractors Debarred, Suspended, or Proposed for
                          Debarment (JAN 2005) (Applicable to contracts exceeding
                          $25,000 in value.)
     FAR 52.215-16        Facilities Capital Cost of Money (Jun 2003) (Applicable in
                          solicitations expected to result in contracts that are
                          subject to the cost principles for contracts with
                          commercial organizations)
X    FAR 52.215-17        Waiver of Facilities Capital Cost of Money (Use if
                          FAR52.215-16 is not applicable)
X    FAR 52.215-21        Requirements for Cost or Pricing Data or Information Other
                          Than Cost or Pricing Data  Modifications (OCT 1997)
                          (Applicable if cost or pricing data or information other
                          than cost or pricing data will be required for
                          modifications)
     FAR 52.217-9         Option to Extend the Term of the Contract (MAR 2000) (In
                          paragraph (a), insert "period of time" and "number of
                          days"; and in paragraph (c), insert "month and years")
                          (Applicable if contract contains line item(s) for
                          option(s))
     FAR 52.219-3         Notice of Total HUB Zone Set-Aside (JAN 1999)
     FAR 52.222-20        Walsh Healy Public Contracts Act (DEC 1996) (Applicable if
                          the contract includes deliverable materials, supplies,
                          articles or equipment in an amount that exceeds or may
                          exceed $10,000)
X    FAR 52.223-5         Pollution Prevention and Right-to-Know Information (AUG
                          2003) (Applicable if contract provides for performance, in whole or in part, on a Federal facility)
X    FAR 52.223-6         Drug-Free Workplace (MAY 2001) (Applies when contract
                          action exceeds $100,000 or at any value when the contract
                          is awarded to an individual)
     FAR 52.227-10        Filing of Patent Applications -- Classified Subject Matter
                          (APR 1984)
X    FAR 52.227-11        Patent Rights -- Retention by the Contractor (Short Form)
                          (Jun 1997)(Applicable if contractor is a small business or a non profit organization.
X    FAR 52.232-20        Limitation of Cost (APR 1984) (Applicable only when
                          contract action is fully funded)
     FAR 52.232-22        Limitation of Funds (APR 1984) (Applicable only when
                          contract action is incrementally funded)
     FAR 52.239-1         Privacy or Security Safeguards (AUG 1996) (Applicable to
                          contracts for information technology which require
                          security of information technology, and/or are for the
                          design, development, or operation of a system of records
                          using commercial information technology services or
                          support services.)

Contract Number: N00014-05-C-0384

     FAR 52.245-18        Special Test Equipment (FEB 1993) Applicable when it is
                          anticipated that the contractor will acquire or fabricate
                          special test equipment but the exact identification of the equipment is not known)
     FAR 52.246-08        Inspection of Research and Development - Cost
                          Reimbursement (MAY 2001) (Use instead of FAR 52.246-09
                          (Inspection of Research and Development - Short Form) (APR
                          84) when the primary objective of the contract is the
                          delivery of end items other than designs, drawings and
                          reports.)
     DFARS 252.203-7002   Display of DoD Hotline Poster (DEC 1991) (Applicable only
                          when contract action exceeds $5 million or when any
                          modification increases contract amount to more than $5
                          million)
     DFARS 252.204-7000   Disclosure of Information (DEC 1991) (Applies when
                          Contractor will have access to or generate unclassified
                          information that may be sensitive and inappropriate for
                          release to the public)
     DFARS 252.204-7005   Oral Attestation of Security Responsibilities (NOV 2001)
                          (Applicable if FAR 52.204-2, Security Requirements Applies)
X    DFARS 252.205-7000   Provision of Information to Cooperative Agreement Holders
                          (DEC 1991) (Applicable only when contract action exceeds
                          $1,000,000 or when any modification increases total
                          contract amount to more than $1,000,000)
     DFARS 252.211-7003   Item Identification and Valuation (JUN 2005) (Applicable
                          if the contract includes deliverable items (1) with a unit cost of $5000 or more or (2) that will be serially managed or controlled inventory.)
X    DFARS 252.215-7002   Cost Estimating System requirements (OCT 1998) (Applicable only to contract actions awarded on the basis of certified cost or pricing data)
     DFARS 252.223-7004   Drug-Free Work Force (SEP 1988) (Applicable (a) if
                          contract involves access to classified information: or (b)
                          when the Contracting Officer determines that the clause is necessary for reasons of national security or for the
                          purpose of protecting the health or safety of performance
                          of the contract.
     DFARS 252.223-7006   Prohibition on Storage and Disposal of Toxic and Hazardous
                          Materials (APR 1993) (Applicable if work requires, may
                          require, or permits contractor performance on a DoD
                          installation)
     DFARS 252.225-7001   Buy American Act and Balance of Payments Program (JUN
                          2005) (Applicable if the contract includes deliverable
                          supplies) (This clause does not apply if an exception to
                          the Buy American Act or Balance of Payments Program is
                          known or if using the clause at 252.225-7007,
                          252.225-7021, or 252.225-7036.)

Contract Number: N00014-05-C-0384

     DFARS 252.225-7002   Qualifying Country Sources as Subcontractors (APR 2003)
                          (Applicable when clause at DFARS 252.225-7001,
                          252.227-7007, 252.227-7021, or 252.227-7036 applies)
     DFARS 252.225-7016   Restriction On Acquisition Of Ball And Roller Bearings
                          (JUN 2005) (Applicable if contract includes deliverable
                          supplies, unless Contracting Officer knows that items
                          being acquired do not contain ball or roller bearings)
     DFARS 252.226-7001   Utilization of Indian Organizations and Indian-Owned
                          Economic Enterprises, and Native Hawaiian Small Business
                          Concerns(SEP 2004) (Section 8021 of Pub. L.107-248 [ and
                          similar sections in subsequent DoD appropriation acts.])
X    DFARS 252.227-7018   Rights in Noncommercial Technical Data and Computer
                          Software - Small Business Innovation Research (SBIR)
                          Program (JUN 195) (Also applies to STTR programs)
     DFARS 252.227-7025   Limitations On The Use Or Disclosure Of
                          Government-Furnished Information Marked With Restrictive
                          Legends (JUN 1995) (Applicable when the Government will
                          provide the contractor, for the performance of its
                          contract, technical data, including software marked with
                          another contractor's restrictive legend(s))
X    DFARS 252.227-7034   Patents--Subcontracts (APR 1984) [Applicable to contracts
                          containing FAR 52.227-11, Patent Rights--Retention by the
                          Contractor (Short Form)]
X    DFARS 252.227-7039   Patents--Reporting Of Subject Inventions (APR 1990)
                          [Applicable to contracts containing FAR 52.227-11, Patent
                          Rights--Retention by the Contractor (Short Form)]

SECTION J - LIST OF ATTACHMENTS

1. EXHIBIT A, entitled "Contract Data Requirements List" (DD Form 1423) - 1 page with Enclosure Number 1, entitled "Contract Data Requirements List - Instructions for Distribution."

2.   Attachment Number 1, entitled, "Statement of Work" - 5 pages.

3.   Attachment Number 2, entitled, "Report Documentation Page" (SF 298) 1 page.

4.   Attachment Number 3, entitled, "Financial Accounting Data Sheet."

SECTION K - REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS

1. The Contractor's ORCA validation dated from: 28 July 2005 to: 28 July 2006 is hereby incorporated into this contract by reference. The DFARS and Contract Specific Representations and Certifications, dated 30 March 2005 are hereby incorporated by reference.

Contract Number: N00014-05-C-0384

             CONTRACT DATA REQUIREMENTS LIST                                  Form Approved
                      (2 Data Items)                                        OMB No. 0704-0188

The public reporting burden for this collection of information is estimated to average 110 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden to Department of Defense, Washington Headquarters Services, Directorate for Information Operations and Reports (0701-0188), 1215
Jefferson Davis Highway, Suite 1204, Arlington, VA 22202-4302. Respondents should be aware that notwithstanding any other provision of law, no (illegible) be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please DO NOT RETURN your form to the above address.
Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. Listed in Block E.

A. CONTRACT LINE ITEM NO.        B. EXHIBIT               C. CATEGORY
          0001                        A                   TDP                 TM                 OTHER       X
                                                              -------------      -------------         -------------

D. SYSTEM/ITEM                        E. CONTRACT/PR NO.                        F. CONTRACTOR
   WET Program                           N00014-05-C-0384                          Ocean Power Technologies, Inc.    17. PRICE GROUP

1. DATA ITEM NO.                      2. TITLE OF DATA ITEM                     3. SUBTITLE
     A001                                Progress Reports

4. AUTHORITY (DATA ACQUISITION DOCUMENT NO.)              5.  CONTRACT REFERENCE         6. REQUIRING OFFICE         18. ESTIMATED
                                                                 See Section H.1            See Section F                TOTAL PRICE

7. DD 250 REQ   9. DIST STATEMENT   10 FREQUENCY          12. DATE OF FIRST SUBMISSION   14. DISTRIBUTION
      LT*          REQUIRED         As Required                         *

8. APP CODE                         11. AS OF DATE        13. DATE OF SUBSEQUENT                              B. COPIES
      N/A                                   *                 SUBMISSION                                 -------------------
                                                                        *                                           FINAL
                                                                                                                 -----------
                                                                                         A. ADDRESSEE    DRAFT   REG   REPRO
                                                                                         ------------    -----   ---   -----
16. REMARKS                                                                              See Enclosure
                                                                                         Number 1

* As required by the Program Officer, these reports, submitted quarterly for the purpose of reporting progress (both technical and cost expenditure status), may be in the form of a letter report or a technical report.

                                                                                         15. TOTAL

1. DATA ITEM NO.                      2. TITLE OF DATA ITEM                     3. SUBTITLE                          17. PRICE GROUP
      A002                               Final Report

4. AUTHORITY (DATA ACQUISITION DOCUMENT NO.)              5. CONTRACT REFERENCE          6. REQUIRING OFFICE         18. ESTIMATED
                                                             See Section H.1                See Section F                TOTAL PRICE

7. DD 250 REQ   9. DIST STATEMENT   10 FREQUENCY          12. DATE OF FIRST SUBMISSION   14. DISTRIBUTION
      DD*          REQUIRED            ONE/R                       31 MAR 2007

8. APP CODE                         11. AS OF DATE        13. DATE OF SUBSEQUENT                              B. COPIES
      N/A                               31 MAR 2007           SUBMISSION                                 -------------------
                                                                       N/A                                          FINAL
                                                                                                                 -----------
                                                                                         A. ADDRESSEE    DRAFT   REG   REPRO
                                                                                         ------------    -----   ---   -----
16. REMARKS                                                                              See Enclosure
                                                                                         Number 1
*    The Contractor shall include relevant databases as part of the Final
     Report.

* DD 250 is only required for acceptance by the Program Officer designated in Section F. Information copies shall be sent to the appropriate parties in accordance with EncLosure Number 1.

                                                                                         15. TOTAL

G. PREPARED BY                        H. DATE                    I. APPROVED BY                        J. DATE
Brian K. Murphy                       9/19/2005                  R. Brian Bradley                      9/19/2005

DD FORM 1423-2, AUG 96 (EG)                  PREVIOUS EDITION MAY BE USED                      PAGE 1 OF 1 PAGE(S)


N00014-04-C-0384                                                                                         Exhibit A

Contract Number: N00014-05-C-0384
USIDOCS 5881056v1

ENCLOSURE NUMBER 1

                         CONTRACT DATA REQUIREMENTS LIST
                          INSTRUCTIONS FOR DISTRIBUTION

DISTRIBUTION OF TECHNICAL REPORTS AND FINAL REPORT

The minimum distribution of technical reports and the final report submitted in connection with this contract is as follows:

                                                               NUMBER OF COPIES
                                                     ------------------------------------
                                            DODAAD   UNCLASSIFIED/   UNCLASSIFIED/LIMITED
                ADDRESSEE                    CODE      UNLIMITED        AND CLASSIFIED
                ---------                   ------   -------------   --------------------
Program Officer, Paula Furman               N00014         1                   1
E-Mail: Paula_Furman@onr.navy.mil

Administrative Contracting Officer*         S3915A         1                   1

Director, Naval Research Lab                N00173         1                   1
Attn: Code 5227
4555 Overlook Avenue, SW
Washington, D.C. 20375-5320
E-mail: reports@library.nrl.navy.mil

Defense Technical Information Center 8725   HJ4701         2                   2
John J. Kingman Road
STE 0944
Ft. Belvoir, VA 22060-6218
E-mail: tr@dtic.mil

* Send only a copy of the transmittal letter to the Administrative Contracting Officer; do not send actual reports to the Administrative Contracting Officer.

ELECTRONIC SUBMISSIONS OF TECHNICAL REPORTS IS PREFERRED AND ENCOURAGED. ELECTRONIC SUBMISSION SHOULD BE SENT TO THE E-MAIL ADDRESSES PROVIDED IN THE ABOVE TABLE, HOWEVER PLEASE NOTE THE FOLLOWING:

-    Only Unlimited/Unclassified document copies may be submitted by e-mail.

- Unclassified/Limited has restricted distribution and a classified document (whether in its entirety or partially) is to be distributed in accordance with classified material handling procedures.

- Electronic submission to DIRECTOR, NAVAL RESEARCH LAB, shall be unclassified/unlimited reports and 30 pages or less. If unclassified and more than 30 pages, hardcopies of reports must be mailed.

- Electronic submission to DTIC shall be unclassified/unlimited reports. If submission is for limited documents, please send them in on a disk or sign up for DTIC's web-based document submission system at http://www.dtic.mil/dtic/submitting/elec_subm.html.

If the Program Officer directs, the Contractor shall make additional distribution of technical reports in accordance with a supplemental distribution list provided by the Program Officer.

Contract Number: N00014-05-C-0384

DISTRIBUTION OF PROGRESS REPORTS, WHICH ARE NOT, TECHNICAL REPORTS

The minimum distribution for reports that are not technical reports is as follows:

                                                               NUMBER OF COPIES
                                                     ------------------------------------
                                            DODAAD   UNCLASSIFIED/   UNCLASSIFIED/LIMITED
                ADDRESSEE                    CODE      UNLIMITED        AND CLASSIFIED
                ---------                   ------   -------------   --------------------
Program Officer, Paula Furman               N00014         1                   1
E-Mail: Paula_Furman@onr.navy.mil
Administrative Contracting Officer*         S3915A         1                   1

* Send only a copy of the transmittal letter to the Administrative Contracting Officer; do not send actual reports to the Administrative Contracting Officer.

Contract Number: N00014-05-C-0384

STATEMENT OF WORK

TASK GROUP 1.0: REQUIREMENTS

1.1 PREPARATION OF DESIGN REQUIREMENTS - OPT will prepare a document that states the requirements of the scaled up advanced WEC system for Hawaii in order to guide design work. The design requirements document prepared in earlier work may be used as a template or baseline if deemed adequate or helpful in this purpose. OPT will solicit input from the project team and the program review board in the preparation of the design requirements.

1.2 PREPARATION OF TEST REQUIREMENTS - OPT will prepare a test requirements document that will identify parameters to be tested, the method of test, how the data is to be managed and analyzed, and the sampling rate. OPT will solicit input from the project team and the program review board in the preparation of the test requirements.

1.3 REVIEW OF PREVIOUS PROGRAM RESULTS - OPT and the project team will review the results of the work performed under the previous WET Project Multi-Buoy Power Integration Development Program. The team will review "lessons learned" from that program and utilize fundamental design parameters applicable to the larger scale advanced WEC. Areas of continued development and investigation will be identified.

1.4 CONCEPT MODELING AND DESIGN ANALYSIS - OPT (and designated contractors as required) will engage in modeling, simulation work, and trade studies to arrive at an [**]. Key design parameters will be identified and alternative design solutions will be investigated. Various design options will be matched against the design requirements for compliance. OPT will prepare and provide technical reports as called out by the Navy in the CDRL items, performing necessary requirements validation through laboratory testing, and conducting design reviews with the Navy.

1.5 STUDY OF ENVIRONMENTAL CONSIDERATIONS - OPT and the project team will review the [**] and prepare a document that defines the advanced system with respect to environmental considerations.

1.6 [**] AND EVALUATION - OPT, the project team and the [**] board will hold a formal [**] meeting. The [**] will be evaluated, discussed and rated as to their relative merits versus the requirements, and [**] will be selected. The [**] will be further reviewed by the project team for conformance to [**] and test requirements and for an assessment of risk. Based on the program progress and material presented, the program [**] board will make recommendations for moving forward to the next task group.

TASK GROUP 2.0: PRELIMINARY DESIGN PHASE

2.1 BUOY SCALING FOR MCBH SITE WAVE CLIMATE - OPT will [**]. The [**] will yield key parameters such as [**] to be used in establishing the structural and equipment requirements for both prevailing and maximum design ocean conditions. The [**] will consist of [**].

2.2 POWER SYSTEMS SPECIFICATIONS - OPT will provide specifications for the new [**] to support follow-on designs of critical components for the [**]. A scheme for [**] will be specified. A one-line diagram will be produced. [**]. [**] for the [**] will be calculated.

2.3 SEA-KEEPING AND SAFETY COMPONENTS SPECIFICATIONS - OPT and its contractors will determine the [**]. Previously designed system [**] configurations will be [**] as appropriate for the [**]. The final configuration of equipment design and structural members will be designed to accommodate the [**] under certain maximum ocean conditions.

2.4 INSTALLATION, RETRIEVAL AND MAINTENANCE CONSIDERATIONS - OPT will determine necessary installation, retrieval and maintenance procedures for the [**]. A configuration of [**] and [**] features and [**] will be established to accommodate the [**] and [**] required for [**].

2.5 ESTABLISH STRUCTURAL, MECHANICAL SPECIFICATIONS - This task includes [**], and determination of key structural components of the [**] based on [**] and [**] from [**]. An initial [**] is prepared in order to establish [**] and [**] based on [**] summaries. A [**] will be conducted on the [**]. A [**] of the mechanical systems will be conducted by the project team.

N00014-05-C-0384

                                  Attachment 1

2.6 ESTABLISH ELECTRICAL SPECIFICATIONS - OPT will design the [**] system for the [**]. This includes detailed specifications for [**] for the [**]. OPT will determine [**] and [**] necessary for [**] of the WEC into the [**] system. OPT will review the [**] and relevant [**] from existing unit tests. This engineering work will form the basis for [**] during the test phase. Specifications for the [**] and [**] will be prepared. [**] and [**] analysis of the [**] will be conducted.

2.7 ESTABLISH [**] - OPT will develop a [**] and [**] that encompasses the addition of a [**] with its [**] and [**]. Additional features will be necessary for [**]. The [**] will include [**] with existing [**] and [**] will be studied. A [**] will be conducted.

2.8 PRELIMINARY [**] REVIEW - OPT, the project team and the review board will hold a [**] review meeting. During this review, the preliminary [**] activities and resulting preliminary analyses and [**] will be examined for conformance to the [**] and test requirements. [**].

TASK GROUP 3.0: FINAL DESIGN PHASE

3.1 MECHANICAL DESIGN AND CREATION OF FABRICATION DRAWINGS - This task includes converting the [**] for the [**] and [**] into a detailed design that meets the required [**] and [**] requirements. This effort includes [**], and providing a [**]. Reviews with [**] will be held to [**]. This task will include the [**].

3.2 POWER TAKE-OFF AND POWER CONVERSION SYSTEM SPECIFICATIONS - OPT will prepare [**] to allow [**] such equipment. Reviews with [**] will be held to insure [**] for the new system.

3.3 CIRCUIT DESIGN AND HARDWARE SPECIFICATIONS - Based on the [**] system designs, OPT will specify the [**] to enable integration of the [**]. Circuit diagrams and drawings, including [**] diagrams will be prepared. Proper [**] will be prepared for the [**]. [**] will be produced for [**]. Reviews with [**] will be held to insure [**].

3.4 [**] - OPT will prepare a detailed [**] document that encompasses the [**] for the [**] as well as the [**]. Reviews with [**] will be held to insure [**]. OPT will prepare final specifications and drawings to [**].

3.5 FINAL DESIGN REVIEW - OPT, the project team and the review board will hold a formal design review meeting. During this review, the final design activities, analyses and resulting final design will be examined for conformance to the design and test requirements. [**].

TASK GROUP 4.0: OCEAN TEST PREPARATION- PLAN, BUILD AND INSTALL

4.1 FABRICATION, INSTALLATION AND TEST PLANS - Plans for the fabrication, installation and testing phases of the project will be drafted by OPT and its contractors, and circulated to the project team for feedback, leading up to a review of such plans. Test plans will include [**]. Installation plans will include [**]. Installation plans will be in sufficient detail to denote responsibilities, communications, methods, equipment, contingencies, and timing. The project team will participate in fabrication, installation and test plan reviews; necessary contractors will be involved. The purpose of reviews is to insure that ocean test and installation plans have been established to satisfy the following criteria:

     [**]

4.2 SYSTEM PROCUREMENT & FABRICATION - This task includes activities involved in procurement, fabrication, supplier and QA management. For major expense items, where possible, [**]. Long lead-time items will be identified and [**] to allow the final installation and ocean test schedules to be met.

4.3 [**] ASSEMBLY AND TEST IN-HOUSE - The [**] and [**] and sub-assemblies for the [**] will be [**].

4.4 FINAL ASSEMBLY AND TEST AT STAGING AREAS - All [**] will be shipped to the [**] for final assembly into [**]. Final system testing at that stage will be conducted to insure [**] and [**] are to specification. Integration of the [**] will be performed.

4.5 SITE PREPARATIONS - [**]. Any necessary [**] or [**] will be installed.

4.6 PRE-DEPLOYMENT REVIEW - Prior to deployment, an on-site review by members of the project team will be held that covers the objectives, methods, equipment, safety, and contingency procedures intended

N00014-05-C-0384

                                  Attachment 1
with respect to the installation and test plans. This will include review of [**].

4.7 DEPLOYMENT OF [**] - The installation of the [**] will utilize [**]. All sea-based equipment will require [**], as well as [**] to make [**]. Final staging and fabrication will be conducted in [**] and the equipment can [**] to the final site. The installation may be [**] and [**] and [**] will be installed in that order. Once the required equipment is situated [**], the [**] can be made to the existing [**] via the [**]. Once the [**], the [**] is followed utilizing a [**] as the system is [**], and [**].

TASK GROUP 5.0: CONDUCTING THE OCEAN TEST

5.1 MONITORING, DATA COLLECTION, ANALYSIS AND REVIEW - [**] operation will be collected and entered into the operational database. Many parameters will be monitored electronically from sensors located throughout the system via a data acquisition system. Other parameters will require [**]. Data from other sensing devices such as the [**] will be collected and integrated. Analysis of the data will identify [**]. Some of the analysis will be conducted by [**] from spreadsheet or other database format. Data will be analyzed by [**] as required. Members of the project team will review the results of the ocean test mid-way through the test period. [**].

5.2 INSPECTION, MAINTENANCE, AND REPAIR - An [**] will be contracted to make [**] to check for [**], and [**] on the sea-based equipment. [**].

5.3 DESIGN VALIDATION - Data collected via the automated data collection system will be available in a database format suitable for analysis. [**] will be used [**].

5.4 CONCLUSIONS AND RECOMMENDATIONS AND FINAL REVIEW - Comparisons of the [**] will be made to form the results. Conclusions and recommendations can then be formulated. Project members will review the results, conclusions and recommendations, and key findings.

5.5 [**] - At the [**], the [**] will be [**]. An [**] for this task.

TASK GROUP 6.0: PROGRAM AND TECHNICAL MANAGEMENT

The OPT Technical Manager will provide the overall technical direction for this effort in coordination with the Program Manager.

          - Program Planning, Tracking and Technical Management - The OPT Technical and Program Managers will be responsible for resource assignment, technical direction, task direction and schedule management. OPT will [**].

          - Program Meetings- Program Meetings- Program meetings will be established to coincide with key technical milestones.

          - Progress Reports- OPT will prepare and distribute the minutes from Review Meetings, Monthly Progress Reports, and Major Technical Reports in accordance with the Contract Data Requirements List (CDRL) Items.

TASK GROUP 7.0: DELIVERABLES

Contract Data Requirements List consists of the following items;
Administrative Progress Reports (APR)
Review meeting agendas
Minutes from review meetings
Presentation materials from review meetings
Technical Documents -

               [**] as part of this contract. In addition, this report will include [**] of [**] including [**].

               [**] - This report will contain [**] of expected hydrodynamic and electrical (power) [**] and associated [**].

               [**] - This report will describe [**].

N00014-05-C-0384

                                  Attachment 1

               [**] - This document will compare [**], including associated [**] and/or the [**].

               [**] - This report will contain [**] subsystems, [**]. The report will outline installation, repair, and recovery scenarios and risk analyses.

               [**] - This report will contain [**] information for all system components.

               [**]- This plan will describe [**] associated with [**]. It will include all parameters to be monitored while the system is deployed- [**].

               [**]- This report will [**].

               [**] - This report will summarize the [**] results of at-sea mechanical, electrical, and hydrodynamic performance.

Final Program Report- This report will summarize final administrative aspects of the project.

N00014-05-C-0384

                                  Attachment 1

               REPORT DOCUMENTATION PAGE                                Form Approved
                                                                      OMB No. 0704-0188

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information. Send comments regarding this burden estimate or any other aspect of this
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a currently valid OMB control number.

PLEASE DO NOT RETURN YOUR FORM TO THE ABOVE ADDRESS.

1. REPORT DATE (DD-MM-YYYY)         2. REPORT TYPE         3. DATES COVERED (From - To)

4. TITLE AND SUBTITLE                                      5A. CONTRACT NUMBER

                                                           5B. GRANT NUMBER

                                                           5C. PROGRAM ELEMENT NUMBER

6. AUTHOR(S)                                               5D. PROJECT NUMBER

                                                           5E. TASK NUMBER

                                                           5F. WORK UNIT NUMBER

7. PERFORMING ORGANIZATION NAMES(S) AND ADDRESS(ES)        8. PERFORMING ORGANIZATION REPORT

9. SPONSORING/MONITORING AGENCY NAME(S) AND ADDRESS(ES)    10. SPONSOR/MONITOR'S ACRONYM(S)

                                                           11. SPONSOR/MONITOR'S NUMBER(S)

12. DISTRIBUTION/AVAILABILITY STATEMENT

Distribution authorized/limited to U.S. Government Agencies only; report contains proprietary data produced under SBIR(or STTR) contract (whichever applies). Other requests shall be referred to the performing organization in Block 7 of this form.

13. SUPPLEMENTARY NOTES

14. ABSTRACT

This record was developed under a SBIR or STTR (Cite the appropriate Program) contract award for Solicitation topic # _____.

15. SUBJECT TERMS

16. SECURITY CLASSIFICATION OF:   17. LIMITATION   18. NUMBER   19A. NAME OF RESPONSIBLE
                                                                     PERSON

A. REPORT   B. ABSTRACT   C. THIS PAGE                          19B. TELEPHONE NUMBER
                                                                     (include area code)

                                                                 STANDARD FORM 298(REV. 8-98)
                                                               PRESCRIBED BY ANSI STD. Z39.18

N00014-05-C-0384                                           Attachment 2

                     FINANCIAL ACCOUNTING DATA SHEET - NAVY

1. CONTRACT NUMBER (CRITICAL)   2. SPIIN (CRITICAL)   3. MOD (CRITICAL)   4. PR NUMBER                           PAGE 1 OF 1

   N0001405C0384                                                             05PR09436-00

          6. LINE OF ACCOUNTING
          ----------------------------------------------------------------------------------------
                                                                                   K.
                                                                                      COST CODE
          A.         B.            C.         D.              H.                   ---------------                NAVY INTERNAL
          ACRN       APPROPRIATION SUBHEAD    OBJ E.   F.  G. AAA        I. J.      PROJ      PDLI 7.  AMOUNT        USE ONLY
CLIN/SLIN (CRITICAL) (CRITICAL)    (CRITICAL) CLA PARM RFM SA (CRITICAL) IT PAA     UNIT MCC & SUF   (CRITICAL)    REF DOC/ACRN
--------- ---------- ------------- ---------- --- ---- --- -- ---------- -- ------ ----- --- ----- ------------- ---------------
              AA        1751319       W3DK    255  RA  333  0   068342   2D 000000 09019 000  4KT0 $2,799,405.00 PR#05PR09436-00
                                                                                                                 FRC: 34KT

                                                                                        PAGE TOTAL $2,799,405.00

                                                                                       GRAND TOTAL $2,799,405.00

PREPARED/AUTHORIZED BY:                                COMPTROLLER APPROVAL:
                                                          FOR FISCAL DATA AND SIGNATURE


                                                          BY                                  for COMPTROLLER, ONR CONTRACT REVIEWED
                                                             --------------------------------
DATE:                                                  DATE:

ONR AWARD FORM (2/00) - version 1.1

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                                                                                       CONTRACT ID CODE                PAGE OF PAGES
        AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                             D0-C9(U)                          1       1
------------------------------------------------------------------------------------------------------------------------------------

2. AMENDMENT/MODIFICATION NO.       3. EFFECTIVE DATE         4. REQUISITION/PURCHASE REG. NO      5. PROJECT NO. (if applicable)
P00001                              SEE BLOCK 16C             07PR06497-00                         N.A.

6. ISSUED BY             CODE       N00014                    7. ADMINISTERED BY (if other than item 6)              CODE    S391SA
                                                                                                           SCD-C

OFFICE OF NAVAL RESEARCH                                      DCM Philadelphia
ONR 254 Wade Wargo (703) 696-0719                             PO Box 11427
875 North Randolph Street                                     700 Robbins Avenue, Bldg. 4A
Arlington, VA 22203-1995                                      Philadelphia, PA 19111-0427

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8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)               (3) 9.A. AMENDMENT OF SOLICITATION NO.
                                                                                              N.A.
Ocean Power Technologies, Inc.                                                            [ ] 9B. DATED (SEE ITEM 11)
1590 Reed Road                                                                            [X] 10A. MODIFICATION OF CONTRACT/ORDER
Pennington, NJ 08534                                                                          NO.
                                                                                              N00014-05-C-0384
                                                                                              10B. DATED (SEE ITEM 13)
CODE 04EP7              FACILITY CODE
                                                                                              20 SEP 2005

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                              11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
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[ ] The above numbered solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers [ ]
is extended [ ] is not extended.

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Offers must acknowledge receipt of this amendment prior to the hour and data specified in the solicitation or as amended, by on of
the following methods: (a) By completing items 8 and 15, and returning      copies of the amendment; (b) By acknowledging receipt
of the amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS
PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and data specified.
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12. ACCOUNTING AND APPROPRIATION DATA (if required)
N.A.
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                                  13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS
                                      IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED ITEM 14.
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(3) A. THIS CHANGE ORDER IS ISSUED PURSUANT TO (Specify Authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER
    NO. IN ITEM 10A.
[ ]
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    B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
[ ]

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    C. SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
[ ] AUTHORITY FOR OTHER THAN FULL AND OPEN COMPETITION:
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    D. OTHER (Specify type of modification and authority)
[X] Unilateral Modification (FAR 43.103(b)) with Mutual Agreement of Parties as per Contractor's Letter dated 01 MAR 2007
------------------------------------------------------------------------------------------------------------------------------------
E. IMPORTANT: Contractor [X] is not, [ ] is required to sign this document and return copies to the issuing office.
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14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Effective as of the date of this Modification:

1. Paragraph 1 of SECTION F - DELIVERIES OR PERFORMANCE is revised to read as follows:

         "1. The research effort performed under CLIN 0001 shall be conducted from date of contract award through 30 APR 2008."

2. Under Exhibit A, entitled "Contract Data Requirements List", Blocks 11 and 12 of Data Item Number A002 are revised to read "30
APR 2008".

This modification makes no change to the total estimated cost or fixed fee of this contract. All other terms and conditions remain unchanged.

Except as provided herein, all terms and conditions of the document referenced in item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
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15A. NAME AND TITLE OF SIGNER (Type or print)                           16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
                                                                                WADE WARGO
                                                                                CONTRACTING OFFICER
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15B. CONTRACTOR/OFFEROR                15C. DATE SIGNED                 16B. UNITED STATES OF AMERICA               16C. DATE SIGNED

                                                                        BY /s/ WADE WARGO                           3/22/2007
----------------------------------------                                 --------------------------------------------
(Signature of person authorized to sign)                                (Signature of Contracting Officer)
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SN 7540-01-152-8070                                                                                STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE                                                                          Prescribed by GSA
NAVOCNR OVERPRINT (3-88)                                                                           FAR (48 CFR) 53.243